Property and Equipment (Tables)	12 Months Ended
Mar. 31, 2012
Property And Equipment

	Millions of Yen		Thousands of U.S. Dollars
	2011	2012	2012
Property and equipment, at cost:
Land	¥12,901	¥14,532	$176,810
Buildings and structures	67,851	75,301	916,182
Tools, furniture and fixtures	24,867	25,050	304,782
Construction in progress	538	182	2,214

Total	106,157	115,065	1,399,988
Less-Accumulated depreciation and amortization	(46,649)	(52,814)	(642,585)

Net property and equipment	¥59,508	¥62,251	$757,403